SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. _____)

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[X]	Preliminary Information Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

TRIDON ENTERPRISES INCORPORATED

(Name of Registrant as Specified in its Charter)

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INFORMATION STATEMENT
AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY
AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OUTSTANDING
VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

TRIDON ENTERPRISES INCORPORATED
Room 1305, 13/F Progress Commercial Building,
7-17 Irving Street,
Causeway Bay, Hong Kong

INFORMATION STATEMENT

January __, 2002

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS, DEFINED BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

General

     This Information Statement is first being furnished on or about January      , 2002 to shareholders of record as of the close of business on January      , 2002 (the “Record Date”) of the common stock, $0.001 par value per share (the “Common Stock”) of Tridon Enterprises Incorporated (“Tridon” or the “Company”) in connection with the following (the “Actions”):

1.	Amendment of the Articles of Incorporation, as amended, changing the name of the Company to Alpha Spacecom, Inc.

2.	Increase the total number of authorized shares of Common Stock from 100,000,000 to 2,000,000,000.

     The Board of Directors has approved, and a majority of the shareholders (the “Consenting Shareholders”) representing 87,438,053 shares of the 100,000,000 shares outstanding of the Common Stock as of the Record Date have consented in writing, to the Actions. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Colorado Corporation Act and Tridon By-Laws to approve the Actions. Accordingly, the Actions will not be submitted to the other shareholders of Tridon for a vote and this Information Statement is being furnished to shareholders to provide them with certain information concerning the Actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the regulations promulgated thereunder, including Regulation 14C.

     This Information Statement contains forward-looking statements which involve risks and uncertainties. The Company’s actual results may differ significantly from the results discussed in the forward-looking statements.

     Tridon will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. Tridon will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Tridon’s Common Stock.

     FOR ADDITIONAL INFORMATION ABOUT TRIDON, REFERENCE IS MADE TO TRIDON’S QUARTERLY REPORT ON FORM 8K.

     The principal executive office of Tridon is located at Room 1305, 13/F Progress Commercial Building, 7-17 Irving Street, Causeway Bay, Hong Kong.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has unanimously adopted and the Consenting Shareholders have approved an amendment to the Articles of Incorporation, as amended, of Tridon (the “Name Amendment”) to change the name of the Company from “Tridon Enterprises, Inc.” to “Alpha Spacecom, Inc.” The text of the Name Amendment is attached as Appendix A and is incorporated herein by reference.

     In the judgment of the Board of Directors, the change of Tridon’s corporate name is desirable in view of the resent acquisition by Tridon pursuant to the Share Exchange Agreement dated as of December 9, 2001 (the “Agreement”) by and among the Company, Tridon Trust and Alpha Sky Investment Limited.

     The Name Amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of the State of Colorado, which will occur on or about February 15, 2002. Under federal securities, laws, Tridon cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OUTSTANDING

     The Board of Directors has unanimously adopted and the Consenting Shareholders have approved an amendment to the Articles of Incorporation, as amended, of Tridon (the “Share Amendment”) to increase the total number of authorized Common Stock from 100,000,000 to 2,000,000,000. The text of the Share Amendment is attached as Appendix A and is incorporated herein by reference.

     In the judgment of the Board of Directors, the increase is necessary in view of the resent acquisition by Tridon pursuant to the Agreement.

     The Share Amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of the State of Colorado, which will occur on or about February 15, 2002. Under federal securities, laws, Tridon cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Persons Entitled to Notice

     The Record Date for the determination of the shareholders entitled to notice of and to consent to the Actions has been fixed as of the close of business on January 10, 2002. As of January 10, 2002, there were outstanding 87,438,053 the Actions has been duly approved by the Consenting Shareholders holding a majority of the outstanding Common Stock, approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

     The Colorado Business Corporation Act does not provide for dissenters’ rights in connection with the adoption of the Actions.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the ownership of the Common Stock as of January 10, 2002 by: (i) each director; (ii) each of the executive officers; (iii) all executive officers and directors of Shopss as a group; and (iv) all those known by Tridon to be beneficial owners of more than 5% of the Common Stock. Unless otherwise stated in the notes to the table, each person named below has sole authority to vote and dispose of the shares shown. Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, in calculating percentage ownership, each person named below is deemed to beneficially own securities that such person has the right to acquire within sixty days through the exercise of any option or warrant or through the conversion of any security, but securities subject to options, warrants or conversion rights owned by others (even if exercisable or convertible within sixty days) are not deemed to be outstanding shares. The address of those individuals for which an address is not otherwise indicated Room 1305, 13/F Progress Commercial Building, 7-17 Irving Street, Causeway Bay, Hong Kong.

	Beneficial Ownership

	Number of	Percentage
	Shares	Ownership

Directors and Officers
Xuedong Hu (i) All Directors and Executive Officers (4 persons)	821,200,000*	82.12%

(1)	In connection with the closing under the Share Exchange Agreement Mr. Hu acquired 9,124,445 shares of Series Preferred Stock which are convertible into 821,200,000 shares of common stock of the Registrant. Upon conversion, the 821,200,000 will be owned indirectly through the Reporting Person controlling interest in the following entities; (i) 511,200,000 through Alpha Sky Investment Limited, (ii) 10,000,000 through Project Connect Limited (iii) 20,000,000 through Sino Advantage Limited, (iv) 40,000,000 through Sparkle Success Limited, (v) 50,000,000 through Choice Rich Investments Limited, (vi) 90,000,000 through Glory Asset Investments Limited, and (vii) 100,000,000 through Success Day Investments Limited.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Xuedong Hu

Xuedong Hu, Chief Executive Office

APPENDIX A

CERTIFICATE OF AMENDMENT
OF ARTICLES OF INCORPORATION OF
TRIDON ENTERPRISES INCORPORATED
a Colorado Corporation

     The undersigned certifies that:

1.	He is the Chief Executive Officer of Tridon Enterprises Incorporated

2.	Article I of the Articles of Incorporation of this corporation is amended to read as follows:

“The name of this corporation shall be: “Alpha Spacecom, Inc.”

3.	Article II of the Articles of Incorporation of this corporation is amended to read as follows:

“The total number of authorized common stock shall be 2,000,000,000.”

4.	The foregoing amendments of Articles of Incorporation has been duly approved by the board of directors and a majority of the shareholders of this corporation.

     We further declare under penalty of perjury under the laws of the State of Colorado that the matters set forth in this certificate are true and correct of our own knowledge.

     DATE: February      , 2002

Xuedong Hu, Chief Executive Officer